HII TECHNOLOGIES, INC.

RESTRICTED STOCK AGREEMENT

This Agreement (“Agreement”) is made as of September ___, 2012 by and between [Brent Mulliniks] (“Stockholder”) and HII Technologies, Inc. (the “Company”).

1.

ISSUANCE OF RESTRICTED STOCK.  The Company hereby issues to Stockholder three million two hundred fifty thousand (3,250,000) shares (the “Shares”) of the Company’s common stock, $0.001 par value (“Common Stock”), pursuant and subject to that certain Securities Purchase Agreement dated September __, 2012 by and among the Company, Apache Energy Services, LLC, a  Nevada limited liability company, Brent Mulliniks and Billy Cox (the “Purchase Agreement”).

2.

CONDITIONS TO STOCKHOLDER’S RIGHTS UNDER THIS AGREEMENT.  This Agreement shall not become effective, and Stockholder shall have no rights with respect to the Shares, unless and until both of the following have occurred to the Company’s satisfaction:

a.

Stockholder has fully executed this Agreement and delivered it to the Company; and

b.

Stockholder has fully executed a stock power in the form attached as Appendix A and delivered it to the Company, including a “Medallion Guarantee” by a qualified bank, securities broker or other financial institution as further described on Appendix A.

3.

RESTRICTIONS; VESTING. The Shares shall be subject to the restrictions and other terms and conditions set forth in the Purchase Agreement, which are hereby incorporated herein by reference, and in this Agreement.  Subject to the terms and conditions of the Purchase Agreement and this Agreement, Stockholder's rights in and to the Shares shall vest as follows:

(a)

Five hundred thousand (500,000) of the Shares shall vest on December 31, 2012;

(b)

An additional five hundred thousand of the Shares shall vest on the last day of each calendar quarter thereafter commencing March 31, 2012 through and including March 31, 2013;

(c)

The final two hundred fifty thousand of the Shares shall vest on June 30, 2013.

Until Shares vest, (a) Stockholder shall not have the right to vote such Shares at any meeting of stockholders of the Company, (b) such Shares shall not be considered outstanding for the purpose of calculating a quorum at any meeting of stockholders of the Company, and (c) Stockholder shall not sell, transfer, pledge, assign or otherwise encumber such Shares.

4.

MANNER IN WHICH SHARES WILL BE HELD.  Stock certificates evidencing the Shares shall be registered in the name of Stockholder and shall be delivered to and held in trust by the Company, or its designee, until the applicable restrictions thereon shall have lapsed or any conditions to the vesting of such Shares, or the applicable portion thereof, shall have been satisfied.  Such certificates shall bear an appropriate legend referring to the terms, conditions and restrictions applicable thereto.

In the discretion of the Company, any or all Shares which are the subject of this Agreement may be issued in, or after issuance may be transferred to, book-entry form and held by the Company in such form.  In such event, no stock certificates evidencing such shares will be held, the applicable restrictions will be noted in the records of the Company’s transfer agent and in the book entry system, and upon vesting, Stockholder may request that the Company instruct its transfer agent to issue a stock certificate for the applicable number of Shares.

5.

RIGHTS OF SHAREHOLDER.  Except as otherwise provided in this Agreement, Stockholder shall have, with respect to the Shares, all of the rights of a shareholder of the Company, including the right to receive any dividends as declared by the Company’s Board of Directors.

6.

SHARES NON-TRANSFERABLE.  No Shares shall be transferable by Stockholder prior to vesting other than by will or by the laws of descent and distribution.

7.

ENTIRE AGREEMENT.  This Agreement and the Purchase Agreement constitute the entire agreement between the parties and supersedes and cancels any other agreement, representation or communication, whether oral or in writing, between the parties hereto relating to subject matter hereof.

IN WITNESS WHEREOF, the parties have executed this Agreement on the date and year first indicated above.

STOCKHOLDER:

________________________

COMPANY:

HII Technologies, Inc.

By:_____________________

Name:

Title:

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APPENDIX A --- IRREVOCABLE STOCK POWER

For Value Received, the undersigned does hereby assign and transfer to HII Technologies, Inc. ____________________ (________) shares of HII Technologies, Inc. (the “Company”) common stock, $.001 par value per share, represented by certificate(s) no(s) ______________________, inclusive, standing in the name of the undersigned on the books of the Company.

The undersigned does hereby irrevocably constitute and appoint American Registrar & Transfer Co. Attorney to transfer the said stock on the books of the Company, with full power of substitution in the premises.

t

Printed Name

_____________________________________________________________________________

Signature

Date

IMPORTANT: The signature of the assignor (Stockholder) must be guaranteed by an eligible guarantor institution (bank, stock broker, savings and loan association, or credit union) with membership in an approved signature guarantee medallion program pursuant to Securities and Exchange Commission Rule 17Ad-15.

______________________________________________________________________________

Name of Guarantor Institution

______________________________________________________________________________

Signature Medallion Guaranteed

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